                                                                  EXECUTION COPY

        AMENDMENT NO. 1 TO COLLATERAL TRUST AND INTERCREDITOR AGREEMENT

                    AMENDMENT NO. 1, dated as of April 15, 2003 (this
               "Amendment"), to the COLLATERAL TRUST AND INTERCREDITOR AGREEMENT
               dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among
               RITE AID CORPORATION, a Delaware corporation ("Rite Aid"), each
               Subsidiary of Rite Aid listed on the signature pages thereto or which became a party thereto pursuant to Section 9.11 thereof
               (collectively, the "Subsidiary Guarantors"), WILMINGTON TRUST
               COMPANY, a Delaware banking corporation, as collateral trustee for the holders from time to time of the Second Priority Debt
               Obligations, CITICORP USA, INC., a Delaware corporation
               ("Citicorp"), as collateral agent (in such capacity, the "Senior
               Collateral Agent") for the Senior Secured Parties under the
               Senior Loan Documents, CITICORP USA, INC., as agent for the
               Synthetic Lease Parties under the Synthetic Lease Documents, and each other Second Priority Representative party thereto from time to time.

                                    RECITALS

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement or the Senior Credit Facility dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Facility"), among
Rite Aid, the Banks (as defined therein) and Citicorp, as a Swingline Bank, as an Issuing Bank and as administrative agent and collateral agent for the Banks, as the case may be.

          B. Rite Aid has requested that it be permitted to incur up to
$800,000,000 aggregate principal amount of Additional Second Priority Debt.

          C. Rite Aid has requested that the definition of "Additional Second
Priority Debt" and Section 10.12 of the Intercreditor Agreement be amended in order to permit Rite Aid to incur such amount of Additional Second Priority
Debt.

          D. The parties hereto are willing, subject to the terms and conditions set forth in this Amendment, to so amend the Intercreditor Agreement.

          E. The parties hereto are entering into this Amendment pursuant to
Section 10.01 of the Intercreditor Agreement.

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                                   AGREEMENTS

          In consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Amendment to the Intercreditor Agreement. Effective as of
the Amendment Effective Date (as defined below), each of the definition of
"Additional Second Priority Debt" in the Definitions Annex and Section 10.12 is
hereby amended by replacing the reference therein to "$300,000,000" with a reference to "$800,000,000".

          Section 2. Consent. Each Second Priority Representative party hereto hereby (i) consents to an amendment of any other Second Priority Collateral
Document in order to amend the definition of "Additional Second Priority Debt"
therein by replacing the reference in such definition to "$300,000,000 with a reference to "$800,000,000" and (ii) instructs the Second Priority Collateral
Trustee to execute any such amendment.

          Section 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Rite Aid and each Subsidiary Guarantor represents and warrants to each of the Majority Senior Parties, the Senior
Collateral Agent, the Second Priority Collateral Trustee and each Second
Priority Representative that, as of the Amendment Effective Date:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

          (b) The representations and warranties of such person set forth in each Senior Loan Document and Second Priority Collateral Document to which such person is a party are true and correct in all material respects on and as of the
Amendment Effective Date with the same effect as though made on and as of the
Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date).

          (c) After giving effect to the agreements herein, no Default has occurred and is continuing.

          Section 4. Effectiveness. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which (i) each of the Senior
Collateral Agent and the Second Priority Collateral Trustee shall have received counterparts of this Amendment that, when taken together, bear the signatures of
Rite Aid, the Subsidiary Guarantors, the Senior Collateral Agent and Second
Priority Representatives representing the Second Priority Instructing Group and
(ii) Amendment No. 5 to the Senior Credit Facility, dated as of April 14, 2003
(the "Senior Credit Facility Amendment"), shall have become (or concurrently with the effectiveness of this Amendment shall become) effective pursuant to its terms (and this Amendment shall be deemed to have become effective concurrently with the effectiveness of the Senior Credit Facility Amendment).

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          Section 5. Acknowledgement. Upon the effectiveness of the Senior
Credit Facility Amendment, each party hereto acknowledges that the Majority
Senior Parties have consented to this Amendment pursuant to Section 2 of the
Senior Credit Facility Amendment.

          Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 7. Reference to Intercreditor Agreement. Except as amended hereby, the Intercreditor Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Amendment
Effective Date, each reference in the Intercreditor Agreement to "this
Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Intercreditor Agreement shall be deemed a reference to the
Intercreditor Agreement, as amended hereby, as the case may be. This Amendment shall constitute a "Second Priority Debt Document" for all purposes of the
Intercreditor Agreement and the other Second Priority Debt Documents.

          Section 8. Costs and Expenses. Rite Aid agrees to reimburse each of the Senior Collateral Agent and the Second Priority Collateral Trustee for its
reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for each of the Senior
Collateral Agent and the Second Priority Collateral Trustee.

          Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          Section 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

                                         RITE AID CORPORATION,

                                         By:
                                             -----------------------------------
                                            Name:
                                            Title:

                                         THE SUBSIDIARY GUARANTORS
                                         LISTED ON SCHEDULE I HERETO,

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         CITICORP USA, INC., individually and as
                                         Senior Collateral Agent,

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         WILMINGTON TRUST COMPANY, as
                                         Second Priority Collateral Trustee,

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       AMENDMENT
                                               DATED AS OF APRIL 15, 2003 TO THE
                                                RITE AID INTERCREDITOR AGREEMENT

To approve this Amendment:

Name of Institution:

                               , as a Second Priority Representative
-------------------------------
by
   ----------------------------
   Name:
   Title:

                                                                      SCHEDULE I

                              Subsidiary Guarantors